SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


( )  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                         BOWLES FLUIDICS CORPORATION
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

( )  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

( ) $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

                           BOWLES FLUIDICS CORPORATION

                           NOTICE AND PROXY STATEMENT



             NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
                                 MARCH 14, 1996





TO THE STOCKHOLDERS:

        Notice is hereby given to the Stockholders that the Annual Meeting of Stockholders of BOWLES FLUIDICS CORPORATION will be held on the 14th day of March 1996 at 9:30 o'clock in the forenoon, local time, at 6625 Dobbin Road, Columbia, Maryland 21045.

        The Annual Meeting will be held for the purpose of electing six directors to hold office until the next annual election of directors or until their successors are appointed, ratifying the directors' selection of Coopers & Lybrand L.L.P. to be the Corporation's independent public accountants for the ensuing year, and transacting such other business as may properly be brought before the meeting.

        The record of Stockholders entitled to vote at said meeting was taken at the close of business February 1, 1996.

        Stockholders are requested to specify their choice, sign, date and return the enclosed Proxy in the enclosed envelope, postage for which has been provided. Prompt response will be appreciated.


                                      BY THE ORDER OF THE BOARD OF DIRECTORS





                                      Eleanor M. Kupris, Secretary




Columbia, Maryland
February 14, 1996

                           BOWLES FLUIDICS CORPORATION

                                 PROXY STATEMENT

            THE ACCOMPANYING PROXY IS SOLICITED BY THE MANAGEMENT OF
                           BOWLES FLUIDICS CORPORATION

     This Proxy Statement is furnished by mail to the stockholders by the management of Bowles Fluidics Corporation ("the Company") on whose behalf this solicitation of proxies is being made for use at the Annual Meeting of Stockholders to be held at 9:30 a.m., local time, on Thursday, March 14, 1996, at the Company's offices, 6625 Dobbin Road, Columbia, Maryland 21045. This Proxy Statement is being mailed on or about February 14, 1996, to all of the Company's stockholders of record at the close of business on February 1, 1996, the "Record Date."

         THE EXPENSE OF THIS SOLICITATION WILL BE BORNE BY THE COMPANY.

     The Proxy is revocable upon your written notice to the Secretary of the Company at any time prior to the exercise of the authority granted thereby, and it shall be suspended if you are present at the meeting and elect to vote in person.

     On the Record Date for voting at the meeting, the Company had outstanding 12,610,011 shares of Common Stock, par value $0.10, and 933,080 shares of voting 8% Convertible Preferred Stock, par value $1.00. Each share of Preferred Stock is convertible into four shares of Common Stock at any time by the Preferred Stockholder and at the option of the Company ten years after the date of original issue if the dividends are current. The Company also had outstanding on the Record Date incentive stock options for 180,000 shares. The Company has never paid a dividend on the Common Stock. An $0.08/share dividend was paid on the Preferred Stock under its indenture for fiscal years 1986, 1987, 1988, 1989, and 1992. A Preferred Stock dividend related to the Company's earnings for fiscal years 1989 and 1992, aggregating $94,640, was paid on March 19, 1993, and dividends related to earnings in 1993, 1994, and 1995 in the amounts of $74,646 were paid to the holders of Preferred Stock on December 15 in each of 1993, 1994, and 1995.

     The holders of Common Stock of record at the close of business on the Record Date fixed by the Board of Directors pursuant to the By-Laws will be entitled to one vote per share, for a total of 12,610,011 votes, and the holders of the Preferred Stock of record on the same day will be entitled to four votes per share, or 3,732,320 votes, for an aggregate of 16,342,331 votes on all business of the meeting including election of directors. Owners of the Common and Preferred Stock have cumulative voting rights so that all of the votes of a stockholder may be accumulated for all directors' positions and voted for a single candidate or allocated amongst directors in the stockholder's discretion. The presence in person or by proxy of the stockholders entitled to cast a majority of all of the votes entitled to be cast at the meeting shall constitute a quorum for the transaction of business at the meeting. Election of directors and appointment of auditors require only a simple majority of the votes cast.

                          PROPOSALS OF SECURITY HOLDERS

     Proposals of security holders intended to be presented at the next annual meeting must be received by Bowles Fluidics Corporation at its executive offices not less than 120 calendar days in advance of the date the Proxy Statement is to be released to security holders in connection with the previous year's annual meeting.

     In order to qualify for inclusion of a person's proposal in a Proxy Statement, such person must be the beneficial owner of at least 1% or $1,000.00 in market value of the securities entitled to be voted at the meeting and must have held the securities for at least one year prior to the date of the meeting.


                              BENEFICIAL OWNERSHIP

     The following table reflects the names of the only persons known to the Company to be the beneficial owners of 5% or more of the Common and Preferred Stock outstanding on the Record Date.

------------------------------ -------------------------- --------------------------

                                      Direct and                 Percentage
            Name                 Beneficial Ownership
                               -------------------------- --------------------------
                               ------------- ------------ ------------- ------------
                                  Common      Preferred      Common      Preferred
------------------------------ ------------- ------------ ------------- ------------
------------------------------ ------------- ------------ ------------- ------------

William Ewing, Jr.*             2,136,087       240,831       16.9          25.8
------------------------------ ------------- ------------ ------------- ------------
------------------------------ ------------- ------------ ------------- ------------

Estate of Arthur O. Choate      1,176,849        28,509        9.3           3.1
------------------------------ ------------- ------------ ------------- ------------

     *Mr. Ewing is a "control person" as that term is applied pursuant to the securities laws.

         MANAGEMENT IS PROVIDING WITH THIS PROXY STATEMENT, WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS SOLICITED, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

     The directors to be elected at the forthcoming meeting for which proxies are being solicited will serve for the current fiscal year or until their successors are elected. The management of the Company knows of no reason why the nominees for election as directors would not be able to serve.

     The Board of Directors has authorized the management of the Company to solicit proxies for the forthcoming meeting and, in connection therewith, has designated Eleanor M. Kupris and Howard L. Rose as Proxies and directed the Secretary of the Company to prepare a formal Proxy upon which the shareholders may indicate their concurrence or objection to the election of directors named herein and other matters set forth in the Proxy and in this Proxy Statement. Unless otherwise directed in the Proxy, the persons named in the Proxy will vote FOR the six directors nominated by management, will vote FOR the approval of Coopers & Lybrand L.L.P. as the Company's independent public accountants, and will vote in accordance with their best judgment on other matters which may come before the meeting.

     The Board of Directors met five times in fiscal year 1995. All meetings were attended by all directors except one director at two meetings.

     The Board has established Audit and Compensation Committees but not a Nominating Committee.

     The Audit Committee is composed of William Ewing III and Julian Lazrus. The Committee met twice to review the financial statements of the Company and confer with the Company's auditors. The Committee issued no written reports but reported to the Board orally.

     The Compensation Committee is composed of William Ewing, Jr., John E. Searle, Jr., and Ronald D. Stouffer. The Committee met twice to review the financial status of the Company and to consider employees' compensation in the light thereof. Its reports to the Board were rendered orally.

     All of the nominees have been directors of the Company for at least five years or were discussed in a prior year's Proxy Statement.

     The table on page 3 sets forth the holdings of Common and Preferred Stock of each director on the Record Date and of all officers and directors as a group.

     For additional information on officers, see pages 31 and 32 of the enclosed SEC Form 10-K.



---------------------- ---------------------------- ----------------- -------------------------- ----------------------

                                                                          Shares of Common           Percentage of
                                                       Year Became       and Preferred Stock      Outstanding Shares
                                 Principal              Director         Owned Directly and            of Stock
        Nominee                 Occupation            Continuously1         Beneficially            Owned Directly
                                                                           (as of 2/1/96)          and Beneficially

---------------------- ---------------------------- ----------------- -------------------------- ----------------------
William Ewing, Jr.4    Chairman of Board of                            COMMON:
(age 83)               Bowles Fluidics                    1962         Direct           144,180             1.14%
                       Corporation since 1975                          Beneficial     1,991,907            15.82%
                                                                       PREFERRED:
                                                                       Direct            50,054             5.40%
                                                                       Beneficial       190,777            20.40%
---------------------- ---------------------------- ----------------- -------------------------- ----------------------

Julian Lazrus5         Vice Chairman of the Board
(age 76)               of Bowles Fluidics                 1969        COMMON           48,938              .39%
                       Corporation since 1994;                        PREFERRED         5,701              .60%
                       President from 1973 to
                       1994; Chief Financial
                       Officer from 1989 to 1994

---------------------- ---------------------------- ----------------- -------------------------- ----------------------

Ronald D. Stouffer6    President of Bowles
(age 64)               Fluidics Corporation since         1978        COMMON           89,431              .71%
                       1994; Executive Vice
                       President from 1982 to 1994

---------------------- ---------------------------- ----------------- -------------------------- ----------------------

William Ewing III3     Co-Trustee of Ewing
(age 49)               family trusts; Vice                1985        COMMON           29,300              .23%
                       President and Treasurer of
                       Reeves Industries, Inc.
---------------------- ---------------------------- ----------------- -------------------------- ----------------------

John E. Searle, Jr.2   Retired; formerly Vice
(age 71)               President of TRW, Inc.,            1987        COMMON           20,000              .16%
                       Fasteners Division

---------------------- ---------------------------- ----------------- -------------------------- ----------------------

David C. Dressler8     Retired; formerly
(age 67)               President and Vice                 1993        COMMON           20,000              .16%
                       President of various
                       subsidiaries of the Martin
                       Marietta Corporation

---------------------- ---------------------------- ----------------- -------------------------- ----------------------

ALL DIRECTORS AND                                                     COMMON:
OFFICERS AS A GROUP7                                                   Direct         368,389              2.9%
(13)                                                                   Beneficial   1,991,907             15.8%
                                                                      PREFERRED:
                                                                       Direct          55,755              6.0%
                                                                       Beneficial     190,777             20.4%

---------------------- ---------------------------- ----------------- -------------------------- ----------------------

1 All directors' terms expire in 1996 and all directors are standing for approximately one-year terms expiring in 1997.

2  Mr. Searle was elected to the Board of Directors on June 4, 1987.

3 William Ewing III was elected to the Board of Directors on October 30, 1985, and is the son of William Ewing, Jr. William Ewing III and one of his brothers are the trustees of 373,240 shares of Common Stock under various trusts for 14 grandchildren of William Ewing, Jr. William Ewing III disclaims beneficial ownership of such shares, and they are not included in the table on page 3.

4  Mr.  and  Mrs.  Ewing,   Jr.,  as  a  result  of  their  personal   holdings,
   trusteeships, and powers of attorney from other members of their families, have effective voting control over approximately 79.6% of the number of votes entitled to be cast at the Annual Meeting of Stockholders. However, Mr. Ewing disclaims beneficial ownership of 7,318,625 shares of Common Stock (1) owned by his wife, Mary C. Ewing, (2) held in trusts for members of his family and of which he is trustee, and (3) owned by his adult children and nieces and nephews and for which Mr. Ewing holds powers of attorney. As to Preferred Stock, Mr. Ewing disclaims beneficial ownership of 636,111 shares either owned by his wife or controlled via trusteeships and powers of attorney. The above number of shares do not appear in the table on page 3. Mr. Ewing is a director of Vacuum Instruments Corporation and Actronics, Inc., both non-public companies.

5 Mr. Lazrus holds incentive stock options to purchase 20,000 shares of Common Stock at $0.65 per share and 60,000 shares at $0.15 per share.

6 Mr. Stouffer holds incentive stock options to purchase 40,000 shares of Common Stock at $0.15 per share.

7 Directors and officers as a group have incentive options on a total of 180,000 shares of Common Stock, par value $0.10 per share. Incentive options for 50,000 shares are exercisable at $0.65 per share; 130,000 shares are exercisable at $0.15 per share.

8 Mr. Dressler was elected to the Board at a meeting of the Board held on June 23, 1993. In 1995 Mr. Dressler exercised a non-incentive option to purchase 20,000 shares of Common Stock at $0.65 per share.


                           SUMMARY COMPENSATION TABLE

===========================================================================================================================
                  (a)               (b)          (c)       (d)         (e)                 (g)                (i)

                                                                                         Long-Term
                                                       Annual Compensation             Compensation,
                                                                                           Awards

===========================================================================================================================
      Name and Principal          Fiscal       Salary     Bonus     Other Annual         Options            All Other
          Position                 Year          ($)       ($)     Compensation ($)        (#)            Compensation ($)
===========================================================================================================================
Ronald D. Stouffer                1995         138,008    28,568    7,431                 -0-              5,309
President                         1994         127,499    31,578   13,709                 -0-              4,405
                                  1993         112,019    21,990   14,739                 -0-              2,651
===========================================================================================================================
Richard W. Hess                   1995         108,014    22,359   -0-                    -0-              3,520
Vice President, Engineering       1994          99,814    26,315    1,466                 -0-              2,553
                                  1993          95,014    15,000   29,706                 30,000           -0-
===========================================================================================================================
David A. Quinn                    1995          98,010    20,288   -0-                    -0-              3,912
Vice President, Finance           1994          90,002    23,684   6,659                  -0-                328
===========================================================================================================================


   The Company has no long-term incentive plan, except for the stock option plans described hereinafter, and does not have a pension plan wherein benefits are determined by compensation and years of service. The Company does have a 401(k) plan to which the Company makes a contribution of 50% of the employee's contribution to a maximum of 6% of the employee's earnings subject to IRS limitations. The Company has no executive officer employment contracts except for Julian Lazrus, former President of the Company and now Vice Chairman of the Board of Directors.


                            COMPENSATION OF DIRECTORS

   Each outside director (Messrs. Ewing, Jr., Ewing III, Searle, and Dressler) receives $2,000 per year for serving on the Board plus $250 for each meeting attended. In addition, three directors were compensated for travel, the aggregate being approximately $7,000.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

     Individual Grants:  None


                  TRANSACTIONS INVOLVING DIRECTORS AND OFFICERS

     A dividend aggregating $94,640 was paid on March 16, 1993, on the Preferred Stock. This dividend related to the Company's earnings for fiscal years 1989 and 1992. Dividends of $0.08 per share on the Preferred Stock, related to earnings for fiscal years 1993, 1994, and 1995, were declared on November 16, 1993, November 9, 1994, and November 15, 1995, respectively, and paid on December 15 in the years 1993, 1994, and 1995.

     On December 30, 1991, William Ewing, Jr., as trustee of a trust of which he is the beneficiary, purchased 62,500 shares of the Company's authorized but unissued $1.00 par value 8% Convertible Preferred Stock at a price of $1.00 per share. Mr. Ewing also purchased an additional 187,500 shares of such stock at $1.00 per share for various trusts for members of his family for which he is also trustee. Mr. Ewing received $19,266 in each of 1993, 1994, and 1995 in the form of dividends on his holdings, both direct and beneficial, of Preferred Stock of the Company.

     On December 28, 1994, William Ewing, Jr., transferred 373,240 shares of Common Stock to his son and director, William Ewing III, and his son, Frederic Ewing II, as trustees of various trusts for 14 of his grandchildren, and transferred another 213,280 shares to his children, including 26,660 to William Ewing III, for an aggregate 586,520 shares.

     In 1995, Mr. Dressler exercised a non-incentive option for 20,000 shares of the Company's Common Stock at $0.65 per share.


                                LEGAL PROCEEDINGS

     For discussion of legal proceedings involving the Company, see Item 3 on page 6 of the enclosed Form 10-K Report to the Securities and Exchange Commission.


                            OTHER SIGNIFICANT EVENTS

     The Company undertook a quasi-reorganization effective October 29, 1994, pursuant to which the retained earnings deficit was eliminated by an adjustment to additional paid-in capital; see Note 5 on page 26 of the enclosed Form 10-K Report to the Securities and Exchange Commission.

     The Company recently formed a wholly owned subsidiary in the State of Delaware to which the Company has transferred its U.S. and Canadian patents and patent applications together with operating capital. The Company was granted an exclusive license under said patents and patent applications in return for specified royalties.


                                  STOCK OPTIONS

     An Employee Incentive Stock Option Plan, under which 300,000 shares were allocated, was adopted by the Board of Directors on May 19, 1992. As of the same date, options at $0.15 per share for six years were granted as follows: Julian Lazrus, 60,000 shares; Ronald D. Stouffer, 40,000 shares; Eleanor M. Kupris, 30,000 shares; and a former officer, 30,000 shares. During 1993, Mr. Lazrus was granted an option on 20,000 shares of Common Stock at $0.65 per share, and Richard Hess, Vice President, Engineering, was granted an option on 30,000 shares at $0.65 per share. An option on 30,000 shares at $0.15 was exercised by a former officer in January 1994. Options on 130,000 shares at $0.15 per share and both options at $0.65 per share remain outstanding, for a total of 180,000 shares.

     For income tax purposes, no income is recognized by the employee under the Employee Incentive Stock Option Plan at the time of grant or exercise of the option. However, in the year the recipient exercises the option, or his/her rights in the option become transferable or no longer subject to a substantial risk of forfeiture, an alternative minimum tax adjustment for the recipient occurs to the extent the fair market value of the option exceeds the option price. A gain is recognized upon the sale of the stock and taxed at ordinary income or capital gains rates dependent upon the holding period of the option or stock. Assuming the recipient holds the option for the required holding period, there are no tax consequences for the Company at the time of grant or exercise of the option.

     On May 19, 1992, Mr. Searle, a director, was granted a non-incentive option on 20,000 shares of Common Stock at $0.15 per share, the Asked price on the over-the-counter market on the date of grant. This option has been exercised in full.

     On September 10, 1993, Mr. Dressler, a director, was granted a non-incentive stock option for five years on 20,000 shares at $0.65 per share, the average of the Bid and Asked prices on the date of grant. This option was exercised on August 30, 1995.

     Generally, for other than the Employee Incentive Stock Option Plan, a taxable event occurs on the date of grant of an option for both the Company and the recipient of the option, to the extent the fair market value exceeds the option price on that date. For income tax purposes, as the Company's stock or options are not actively traded on an established market, a readily ascertainable fair market value cannot be determined. As such, no income to the recipient or corresponding compensation expense for the Company is recognized for income tax purposes at the date of grant, but is recognized for tax purposes at the time of exercise to the extent that the value of stock purchased exceeds the amounts paid for the stock. In addition, a gain or loss would be recognized to the recipient at the time of the sale of the stock.

                               APPROVAL OF AUDITOR

     The accounting firm of Coopers & Lybrand L.L.P. is recommended to stockholders as the Company's independent public accountants for the current year. A representative of Coopers & Lybrand L.L.P. will attend the Annual Meeting of Stockholders and be available to answer appropriate questions from the stockholders. It is not expected such representative will make a statement at the meeting.


                                 OTHER BUSINESS

     Other than a request for approval of the minutes of last year's Annual Meeting, management does not intend to present any business for action at the meeting other than discussed herein and does not know of any other business intended to be presented by others.


                     ANNUAL REPORT AND FINANCIAL INFORMATION

     A copy of the President's letter dated February 14, 1996, and a copy of the Company's Form 10-K which includes financial statements for its fiscal year ended October 28, 1995, are being mailed with this Proxy Statement on February 14, 1996, to each shareholder of record as of February 1, 1996.



                                                   ----------------------------
                                                   Eleanor M. Kupris, Secretary

Columbia, Maryland
February 14, 1996

                                      PROXY

                           BOWLES FLUIDICS CORPORATION
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                                 MARCH 14, 1996


       The undersigned hereby appoints Eleanor M. Kupris and Howard L. Rose, jointly and severally, Proxies, with full power of substitution, to vote as designated below all shares of Common and/or Preferred Stock which the undersigned is entitled to vote for the election of directors and on all other matters which may come before the 1996 Annual Meeting of Stockholders of Bowles Fluidics Corporation to be held on March 14, 1996, or any adjournment thereof, including any proposal omitted from this proxy and the Proxy Statement pursuant to the Proxy rules of the Securities and Exchange Commission. The meeting will begin at 9:30 a.m., local time, at the Company's offices, 6625 Dobbin Road, Columbia, Maryland 21045.


1.     ELECTION OF DIRECTORS:

      []  FOR all nominees listed below         [] WITHHOLD AUTHORITY to
          (except as marked to the                 vote for all nominees listed
          contrary below)                           below

     (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

     DAVID C. DRESSLER         WILLIAM EWING, JR.            WILLIAM EWING, III
     JULIAN LAZRUS             JOHN E. SEARLE, JR.           RONALD D. STOUFFER

2. APPROVE SELECTION OF COOPERS & LYBRAND L.L.P. as the independent public accountants of the Company.

     []  FOR               []  AGAINST           []  ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED, BUT IF NOT OTHERWISE MARKED, THEY WILL BE VOTED "FOR" THE ABOVE ITEMS.

       Please sign exactly as your name or names appear below. When signing as executor, administrator, attorney, trustee or guardian, please give your full title as such. Corporations are requested to affix seals.




                              _____________________________________(SEAL)
                              Signature of Stockholder

                              -------------------------------------------

                              -------------------------------------------

                              Dated  _____________________________________

                              (Please   sign,   date  and
                              return  this  Proxy  in the
                              enclosed envelope.)